  EXHIBIT 32

                        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                                           AS ADOPTED PURSUANT TO

                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C.1350), the undersigned, Carol Shaw, Chief Executive Officer and Barry foreman, Chief Financial Officer of Infotec Business Systems, Inc. (the Company) have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-QSB for the quarterly period ended July 31, 2005 (the Report).

         The undersigned certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the 12th day of  September 2005.

                                                  /s/ Carol Shaw

                                                  -------------------------

                                                  Name: Carol Shaw

                                                  Title: Chief Executive Officer

                                                  /s/ Barry Foreman

                                                  -------------------------

                                                  Name: Barry Foreman

                                                  Title: Chief Financial Officer